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                                                                    EXHIBIT 10.2

                                                               Execution Version

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

      FIRST AMENDMENT, dated as of November 30, 2004 (this "FIRST AMENDMENT"), among ICG, LLC, a Delaware limited liability company (the "BORROWER"), UBS AG, Stamford Branch, as administrative agent (in such capacity, "ADMINISTRATIVE AGENT"), and the financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "LENDERS"), to the Amended and Restated Credit Agreement, dated as of November 5, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, International Coal Group, Inc., a Delaware corporation ("HOLDINGS"), the Lenders, the guarantors party thereto, UBS Securities LLC, as lead arranger, UBS Loan Finance LLC, as swingline lender, the Administrative Agent, and UBS AG, Stamford Branch, as issuing bank and collateral agent.

      WHEREAS, the Borrower wishes to make certain amendments to the Credit Agreement which are more particularly described herein.

      WHEREAS, the Required Lenders party hereto are willing to permit such amendments on the terms and subject to the conditions contained herein.

      NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

      Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

                                   ARTICLE II.
                         AMENDMENTS TO CREDIT AGREEMENT

      Section 2.01 Definition of Change in Control.

            The definition of "Change in Control" is amended by:

      (i) deleting clause "(i)" of sub-section "(b)" in its entirety and replacing it as follows:

      "(i) unless, at such time, the aggregate principal amount of Term Loans outstanding is less than or equal to $50.0 million, the Permitted Holders cease to own Equity Interests of Holdings in an aggregate amount that is at least (x) 9,804,172 Equity Interests plus (y) the aggregate amount of Equity Interests acquired by the Permitted Holders as a result of any stock split, dividend or similar issuance for no or nominal consideration, or"; and

      (ii) deleting clause "(i)" of sub-section "(c)" in its entirety and replacing it as follows:

      "(i) unless, at such time, the aggregate principal amount of Term Loans outstanding is less than or equal to $50.0 million, the Permitted Holders cease to own Equity Interests of

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Holdings in an aggregate amount that is at least (x) 6,396,000 Equity Interests plus (y) the aggregate amount of Equity Interests acquired by the Permitted Holders as a result of any stock split, dividend or similar issuance for no or nominal consideration, or."

      Section 2.02 Financial Statements, Reports.

            Sections 5.01(a), (b) and (c) of the Credit Agreement are amended and restated in their entirety as follows:

      "(a)  Annual Reports.

      (i) As soon as available and in any event within 120 days of the fiscal year ending December 31, 2004, (A) the consolidated balance sheet of Holdings as of the end of such fiscal year and related consolidated statements of income, cash flows and stockholders' equity for such fiscal year, in comparative form with such financial statements as of the end of, and for, the preceding fiscal year, and notes thereto, all prepared in accordance with Regulation S-X under the Securities Act and accompanied by an audit report of Deloitte & Touche LLP or other independent public accountants of recognized national standing satisfactory to the Administrative Agent (which audit report shall not be qualified as to scope or contain any going concern or other qualification), stating that such financial statements fairly present, in all material respects, the consolidated financial condition, statements of income and cash flows of Holdings as of the dates and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report), (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth, (x) on a consolidated basis, the financial condition, statements of income and cash flows as of the end of and for such fiscal year, compared to the end of and for the previous fiscal year and, with respect to the period from October 1, 2004 through December 31, 2004, to budgeted amounts for such period, and (y) on a consolidating basis, the statements of income of each Subsidiary as of the end of and for such fiscal year, and (C) a management's discussion and analysis of the financial condition and statements of income for such fiscal year, as compared to the previous fiscal year and, with respect to the period from October 1, 2004 through December 31, 2004, to budgeted amounts for such period; provided, however, that with respect to the notes delivered in connection with the consolidated statements of income delivered pursuant to clause (A) above, such notes shall include a note with a consolidating statement of income separating out Holdings and each of its Subsidiaries; and

      (ii) As soon as available and in any event within 90 days after the end of each fiscal year ending on or after December 31, 2005 (but no later than the date on which Holdings would be required to file a Form 10-K under the Exchange Act if it were subject to Section 15 and 13(d) of the Exchange Act), (A) the consolidated balance sheet of Holdings as of the end of such fiscal year and related consolidated statements of income, cash flows and stockholders' equity for such fiscal year, in comparative form with such financial statements as of the end of, and for, the preceding fiscal year, and notes thereto (including a note with a consolidating balance sheet and statements of income and cash flows as of the end of such fiscal year separating out Holdings and its Subsidiaries), all prepared in accordance with Regulation S-X under the Securities Act and accompanied by an audit report of Deloitte & Touche LLP or other

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independent public accountants of recognized national standing satisfactory to the Administrative Agent (which audit report shall not be qualified as to scope or contain any going concern or other qualification), stating that such financial statements fairly present, in all material respects, the consolidated financial condition, statements of income and cash flows of Holdings as of the dates and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report), (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth, on a consolidating basis, (x) the financial condition, statements of income and cash flows of each Subsidiary as of the end of and for such fiscal year, and (y) with respect to the period from October 1, 2005 through December 31, 2005, (1) the financial condition and cash flows of each Subsidiary as of the end of and for such period, compared to the end of, and for, the comparable period in the previous fiscal year and (2) the statements of income of each Subsidiary as of the end of, and for, such period, compared to the end of , and for, the comparable period in the previous fiscal year and budgeted amounts for such period, and (C) a management's discussion and analysis of the financial condition and statements of income for such fiscal year, as compared to the previous fiscal year and budgeted amounts;

      (b)   Quarterly Reports.

      (i) As soon as available and in any event by December 20, 2004 for the fiscal quarter ending September 30, 2004, (A) the consolidated balance sheet of Holdings as of the end of such fiscal quarter and related consolidated statements of income and cash flows for such fiscal quarter and for the then elapsed portion of the fiscal year, all prepared in accordance with Regulation S-X under the Securities Act and accompanied by a certificate of a Financial Officer of Holdings stating that such financial statements fairly present, in all material respects, the consolidated financial condition, statements of income and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report delivered pursuant to clause (a) above), and on a basis consistent with audited financial statements referred to in clause (a) of this Section 5.01, subject to normal year-end audit adjustments, and (B) a management's discussion and analysis of the financial condition and statements of income for such fiscal quarter; and

      (ii) As soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year ending on or after December 31, 2005 (but no later than the date on which Holdings would be required to file a Form 10-Q under the Exchange Act if it were subject to
Section 15 and 13(d) of the Exchange Act), (A) the consolidated balance sheet of Holdings as of the end of such fiscal quarter and related consolidated statements of income and cash flows for such fiscal quarter and for the then elapsed portion of the fiscal year, in comparative form with the consolidated statements of income and cash flows for the comparable periods in the previous fiscal year and budgeted amounts for such fiscal quarter and for the then elapsed portion of the fiscal year, and notes thereto (including a note with a consolidating balance sheet and statements of income and cash flows as of the end of such fiscal quarter and for the then elapsed portion of the fiscal year separating out Holdings and its Subsidiaries), all prepared in accordance with Regulation S-X under the Securities Act and

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accompanied by a certificate of a Financial Officer of Holdings stating that such financial statements fairly present, in all material respects, the consolidated financial condition, statements of income and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report delivered pursuant to clause (a) above), and on a basis consistent with audited financial statements referred to in clause (a) of this Section, subject to normal year-end audit adjustments, (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth, on a consolidating basis, (x) the financial condition and cash flows of each Subsidiary as of the end of and for such fiscal quarter and for the then elapsed portion of the fiscal year, compared to (in the case of any fiscal quarter ending on or after March 31, 2006) the end of such fiscal quarter and for the comparable periods in the previous fiscal year and (y) the statements of income of each Subsidiary as of the end of and for such fiscal quarter and for the then elapsed portion of the fiscal year, compared to the end of such fiscal quarter and for the comparable periods in the previous fiscal year and budgeted amounts for such fiscal quarter and for the then elapsed portion of the fiscal year, and
(C) a management's discussion and analysis of the financial condition and statements of income for such fiscal quarter and the then elapsed portion of the fiscal year, as compared to the comparable periods in the previous fiscal year and budgeted amounts;

      (c)   Monthly Reports.

            (i) Within 45 days after October 31, 2004 and November 30, 2004, respectively, (A) the consolidated balance sheet of Holdings as of the end of each such month and the related consolidated statements of income and cash flows of Holdings for each such month and, with respect to the information delivered for November 2004, for the then elapsed portion of the fiscal year, accompanied by a certificate of a Financial Officer of Holdings stating that such financial statements fairly present, in all material respects, the consolidated statements of income and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report delivered pursuant to clause (a) above) subject to normal year-end audit adjustments, and (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth on a consolidating basis the statements of income and cash flows for each Subsidiary for such month and, with respect to the report delivered for November 2004, for the elapsed portion of the fiscal year;

      (ii) Within 45 days after the end of each of the first two months of each fiscal quarter from January 1, 2005 through September 30, 2005, (A) the consolidated balance sheet of Holdings as of the end of each such month and the related consolidated statements of income and cash flows of Holdings for each such month and for the then elapsed portion of the fiscal year, compared to budgeted amounts for such periods, accompanied by a certificate of a Financial Officer of Holdings stating that such financial statements fairly present, in all material respects, the consolidated statements of income and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in

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the application of GAAP as are approved by such independent public accountants and disclosed in their audit report delivered pursuant to clause (a) above) subject to normal year-end audit adjustments, and (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth on a consolidating basis, (x) the cash flows of each Subsidiary for each such month and for the then elapsed portion of the fiscal year and (y) the statements of income of each Subsidiary for each such month and for the then elapsed portion of the fiscal year compared to budgeted amounts for such periods; and

      (iii) Within 45 days after the end of each of the first two months of each fiscal quarter after September 30, 2005, (A) the consolidated balance sheet of Holdings as of the end of each such month and the related consolidated statements of income and cash flows of Holdings for each such month and for the then elapsed portion of the fiscal year, in comparative form with the consolidated statements of income and cash flows for the comparable periods in the previous fiscal year and budgeted amounts for such month and for the then elapsed portion of the fiscal year, accompanied by a certificate of a Financial Officer of Holdings stating that such financial statements fairly present, in all material respects, the consolidated statements of income and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report delivered pursuant to clause (a) above) subject to normal year-end audit adjustments, and (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth, on a consolidating basis, (x) the statements of income and cash flows of each Subsidiary for each such month and for the then elapsed portion of the fiscal year compared to the comparable periods in the previous fiscal year and (y) the statements of income of each Subsidiary for each such month and for the then elapsed portion of the fiscal year compared to budgeted amounts for such periods;"

      Section 2.03 Interest Rate Protection.

            Section 5.11 of the Credit Agreement is amended by deleting the words "the 60th day after the Closing Date" in lines 1 and 2 thereof, and replacing them with the words "December 15, 2004".

      Section 2.04 The Guarantee.

            Section 7.01 of the Credit Agreement is amended by inserting the words "or any Hedging Agreement" immediately after the words "under any Loan Document" in line 8 thereof.

                                  ARTICLE III.
                                  MISCELLANEOUS

      Section 3.01 Execution of this First Amendment; Authorization; Effectiveness.

            This First Amendment is executed and shall be construed as an amendment to the Credit Agreement and forms a part of the Credit Agreement to the extent applicable thereto. By its signature below, each of the undersigned Required Lenders hereby authorizes and directs the

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Administrative Agent to execute this First Amendment. The effectiveness of the amendments contained herein is conditioned upon the receipt by the Administrative Agent of signed written counterparts of the consent of the Guarantors attached hereto as Annex 1 (the "CONSENT") executed by each of the Guarantors.

      Section 3.02 Representations and Warranties.

            (a) Authority; Enforceability. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) all consents, approvals and authorizations necessary for the Borrower's execution, delivery and performance of this First Amendment have been obtained or made, (b) this First Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (c) each of the representations and warranties contained in Article III of the Credit Agreement is true and correct in all material respects, except that any representation and warranty that is qualified as to "Materiality" or "Material Adverse Effect" shall be true and correct in all respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (b) No Conflict. Neither the execution and delivery of this First Amendment or the Consent, nor the performance of and compliance with the terms and provisions hereof or thereof by any Loan Party or other Subsidiary of the Borrower will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirements of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which would not reasonably be expected to have a Material Adverse Effect, (c) (i) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any Loan Document or (ii) violate, contravene or conflict with the contractual provisions of, or cause an event of default under any other loan agreement, indenture, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, except for any violation, contravention, conflict or default that would not reasonably be expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to its properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the performance of and compliance with the terms and provisions hereof.

            (c) No Default. Except with respect to any Default intended to be cured by the amendments contained in this First Amendment, both before and after giving effect to this First Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.

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

      Section 3.03 No Waiver.

            Except as specifically modified pursuant to the terms of this First Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents. The execution and delivery by the Lenders of this First Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Default or Event of Default now existing or hereafter arising.

      Section 3.04 Counterparts; Integration; Effectiveness.

            This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This First Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This First Amendment shall become effective when it shall have been executed by each of the Borrower and each of the Required Lenders, and thereafter shall be binding upon and inure to the benefit of the parties to the Credit Agreement and, subject to and in accordance with Section 11.04 of the Credit Agreement, their respective successors and assigns. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this First Amendment.

      Section 3.05 Severability.

            Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

      Section 3.06 GOVERNING LAW.

            THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

      Section 3.07 Headings.

            Article and Section headings used herein are for convenience of reference only, are not part of this First Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this First Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                    ICG, LLC,
                                    as Borrower

                                    By: /s/ William D. Campbell
                                        ________________________________________
                                        Name:  William D. Campbell
                                               _________________________________
                                        Title: Vice President, Secretary
                                               and Treasurer
                                               _________________________________

                                    UBS AG, STAMFORD BRANCH,
                                    as Administrative Agent

                                    By: /s/ Wilfred V. Saint
                                        ________________________________________
                                        Name:  Wilfred V. Saint
                                               _________________________________
                                        Title: Director
                                               Banking Products Services, US
                                               _________________________________

                                    By: /s/ Joselin Fernandes
                                        ________________________________________
                                        Name:  Joselin Fernandes
                                               _________________________________
                                        Title: Associate Director
                                               Banking Products Services, US


                       [SIGNATURE PAGE TO FIRST AMENDMENT]

                                    _____________________,
                                    [NAME OF INSTITUTION]
                                    as Lender

                                    By: ________________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                       [SIGNATURE PAGE TO FIRST AMENDMENT]

                              CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing First Amendment,
(b) acknowledges that notwithstanding the execution and delivery of the foregoing First Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Credit Agreement and each other Loan Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the First Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

            IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of November 30, 2004.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    INTERNATIONAL COAL GROUP, INC.

                                    By: /s/ William D. Campbell
                                        ----------------------------------------
                                        Name:  William D. Campbell
                                        Title: Vice President, Secretary and
                                               Treasurer

                                    ICG NATURAL RESOURCES, LLC

                                    By: /s/ William D. Campbell
                                        ----------------------------------------
                                        Name:  William D. Campbell
                                        Title: Vice President, Secretary and
                                               Treasurer

                                    ICG ADDCAR SYSTEMS, LLC

                                    By: /s/ William D. Campbell
                                        ----------------------------------------
                                        Name:  William D. Campbell
                                        Title: Vice President, Secretary and
                                               Treasurer

                                    ICG EAST KENTUCKY, LLC

                                    By: /s/ William D. Campbell
                                        ----------------------------------------
                                        Name:  William D. Campbell
                                        Title: Vice President, Secretary and
                                               Treasurer

                                    ICG ILLINOIS, LLC

                                    By: /s/ William D. Campbell
                                        ----------------------------------------
                                        Name:  William D. Campbell
                                        Title: Vice President, Secretary and
                                               Treasurer

                                    ICG EASTERN, LLC

                                    By: /s/ William D. Campbell
                                        ----------------------------------------
                                        Name:  William D. Campbell
                                        Title: Vice President, Secretary and
                                               Treasurer

                           [SIGNATURE PAGE TO CONSENT]

                                    ICG HAZARD, LLC


                                    By: /s/ William D. Campbell
                                        ________________________________________
                                        Name:  William D. Campbell
                                               _________________________________
                                        Title: Vice President, Secretary
                                               and Treasurer
                                               _________________________________


                                    ICG KNOTT COUNTY, LLC


                                    By: /s/ William D. Campbell
                                        ________________________________________
                                        Name:  William D. Campbell
                                               _________________________________
                                        Title: Vice President, Secretary
                                               and Treasurer
                                               _________________________________


                                    ICG EASTERN LAND, LLC


                                    By: /s/ William D. Campbell
                                        ________________________________________
                                        Name:  William D. Campbell
                                               _________________________________
                                        Title: Vice President, Secretary
                                               and Treasurer
                                               _________________________________


                                    ICG HAZARD LAND, LLC


                                    By: /s/ William D. Campbell
                                        ________________________________________
                                        Name:  William D. Campbell
                                               _________________________________
                                        Title: Vice President, Secretary
                                               and Treasurer
                                               _________________________________

                           [SIGNATURE PAGE TO CONSENT]